UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

GENEREX BIOTECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 8, 2011, Generex Biotechnology Corporation (the “Company”) held its Annual Meeting in New York, New York.  The following proposals were submitted to the stockholders at the Annual Meeting:

1.	To elect six directors;

2.	To conduct an advisory vote on executive compensation;

3.	To conduct an advisory vote on the frequency of a stockholder vote on executive compensation;

4.	To ratify the appointment of MSCM LLP as independent public accountants for the year ending July 31, 2011;

5.
To approve an amendment to the Company’s Restated Certificate of Incorporation to effect, at any time prior to December 7, 2012, a reverse stock split of the common stock at an exchange ratio to be determined and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to (i) the discretion of the Board of Directors and (ii) the approval of the Company’s application for listing on a U.S. national stock exchange contingent only upon the Company meeting the minimum share price requirement of such exchange);

6.	To approve the adjournment of the annual meeting, if necessary, to solicit additional proxies to vote in favor of the proposal set forth in Item 5; and

7.	To conduct any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record as of the close of business on April 11, 2011 were entitled to vote at the Annual Meeting.  As of April 11, 2011, 295,027,282 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 223,546,649 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum.

The votes with respect to the proposals are set forth below.

(1) Elect the Directors of the Company to serve until the 2013 Annual Meeting:

The following nominees were elected as directors to serve until the 2013 Annual Meeting by the votes indicated below:

Name of Director Nominees	For	Withheld	Abstain	Broker Non-Votes
John P. Barratt	94,712,992	14,235,261	4,928,023	112,122,304
Nola E. Masterson	87,241,225	23,071,738	3,563,313	112,122,304
Brian T. McGee	94,788,797	14,129,829	4,957,650	112,122,304
Mark A. Fletcher	94,658,006	14,980,662	4,237,608	112,122,304
James H. Anderson, Jr.	98,546,011	10,920,557	4,409,708	112,122,304
Eric Von Hofe, Ph.D.	104,040,596	5,607,289	4,228,391	112,122,304

(2) Advisory vote on compensation (Say-on-Pay)

The allocation of votes for the non-binding advisory vote to approve the compensation of the Company’s named executive officers (“say on pay”) was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
86,906,056	22,499,316	4,470,904	112,122,304

(3) Advisory vote on the frequency of future advisory votes on compensation

The allocation of votes for the non-binding advisory vote on the frequency of future “say on pay” advisory votes was as follows:

ANNUAL	BIENNIAL	TRIENNIAL	ABSTAIN	BROKER NON-VOTES
27,004,745	65,422,194	12,655,613	8,793,724	112,122,304

Based on these voting results, the Company will hold a non-binding advisory vote on the compensation of its named executive officers every two years until the next stockholder vote on the frequency of “say on pay” votes. A stockholder vote on the frequency of non-binding “say on pay” advisory votes is required to be held at least once every six years.

(4) Ratification of the appointment of MSCM LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2011:

The proposal to ratify the appointment of MSCM LLP as the Company’s independent registered public accountant for fiscal year ending July 31, 2011 was approved by the votes indicated below. There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
210,531,985	7,114,433	5,900,231

(5) Reverse Stock Split Proposal:

The Reverse Stock Split Proposal was approved as 60.33% of the outstanding common stock voted in favor of the Reverse Stock Split Proposal and a vote of at least 50% of the outstanding common stock in favor of the proposal was required to approve it.  There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
179,620,397	43,322,936	603,316

(5) Proposal to approve an adjournment if necessary:

The Adjournment Proposal was approved.

FOR	AGAINST	ABSTAIN
178,559,325	42,744,164	2,243,160

A copy of the press release announcing the results of the Annual Meeting is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01		Financial Statements and Exhibits

(d)	Exhibits.	The following material is filed as an exhibit to this Form 8-K.

	Exhibit 99.1	Press release of Generex Biotechnology Corporation, dated June 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: June 10, 2011	/s/ Mark A. Fletcher
Mark A. Fletcher
President and Chief Executive Officer

 Exhibit Index

Exhibit Number	Description

99.1	Press release of Generex Biotechnology Corporation dated June 10, 2011